                                                                     EXHIBIT 4.1

                               [LOGO of VENTRO]
NUMBER                                                                SHARES

VEN                                                                COMMON STOCK
                                                    INCORPORATED UNDER THE LAWS
                                                      OF THE STATE OF DELAWARE

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                CUSIP 922815 10

            THIS CERTIFIES that



            is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0002 PAR VALUE OF

                                    VENTRO

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
       WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:


                             [CORPORATE SEAL
                                OF VENTRO]

/s/ illegible                                          /s/ illegible
PRESIDENT & CHIEF                                      CHIEF FINANCIAL OFFICER
EXECUTIVE OFFICER                                       & ASSISTANT SECRETARY

                                                 COUNTERSIGNED AND REGISTERED:


                                                               TRANSFER AGENT
                                                                AND REGISTRAR
                                                     BY /s/ illegible
                                                         AUTHORIZED SIGNATURE

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                         UNIF GIFT MIN ACT - _______Custodian_____________
TEN ENT - as tenants by the entireties                                     (Cust)             (Minor)
JT TEN  - as joint tenants with right                                       under Uniform Gifts to Minors
          of survivorship and not as tenants                                Act________________
          in common                                                                (State)
                                                       UNIF TRF MIN ACT - _______ Custodian ____________
                                                                          (Cust)              (Minor)
                                                                          __________ under Uniform Transfers
                                                                          to Minors Act ____________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, _____________ hereby sell(s), assign(s) and transfer(s) unto

_______________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________


                        _______________________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED




By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (Banks, Stock-brokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT
TO S.E.C. RULE 17Ad-15.